Exhibit 99.1

               LTC Announces Operating Results for the
            Three and Nine Months Ended September 30, 2006

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Nov. 2, 2006--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and nine months ended September 30, 2006 and announced that net income available to common stockholders for the third quarter was $6.8 million or $0.29 per diluted share. For the same period in 2005, net income available to common stockholders was $5.9 million or $0.26 per diluted share. Revenues for the three months ended September 30, 2006, were $18.1 million versus $17.0 million for the same period last year.

    The Company announced that during the third quarter of 2006, it purchased two skilled nursing properties with a total of 223 beds for $10.5 million. These properties are leased to a third party under a 10-year master lease, with two five-year renewal options. The initial annual rent is approximately $1.3 million, a 12% current yield, and increases annually based upon the Consumer Price Index with a maximum annual increase of 2.5%. Additionally, the Company announced that it had invested $1.6 million in the third quarter of 2006 under agreements to expand and renovate nine properties operated by six different operators. The total commitment under these agreements is $6.2 million, of which $2.7 million had been invested as of September 30, 2006. These investments are at an average yield of approximately 10%. The Company also stated that during the third quarter of 2006, it sold a 174-bed skilled nursing property for $3.4 million resulting in a gain on sale of $0.6 million.

    The Company also announced that for the nine months ended September 30, 2006, net income available to common stockholders was $53.9 million or $2.18 per diluted share. For the same period in 2005, net income available to common stockholders was $28.9 million or $1.28 per diluted share. Results for the nine months ended September 30, 2006 included a gain of $32.6 million from a sale of four assisted living properties with a total of 431 units located in four states and one 174-bed skilled nursing property and income from discontinued operations related to these properties of $0.8 million. Results for the same period in 2005 included income from discontinued operations of $2.7 million, a loss on sale of $0.8 million and $11.7 million additional net income from past due rents and interest income, expense reimbursement, and income from the realization value on a note receivable net of advisory expenses and bonus accrual. Revenues for the nine months ended September 30, 2006, were $54.8 million versus $48.4 million for the same period last year excluding the one time effects of the note payoff described above.

    The Company has scheduled a conference call for November 3, 2006, at 8:00 a.m. Pacific time in order to comment on the Company's performance and operating results for the quarter ended September 30, 2006. The conference call is accessible by dialing 866-383-8009 passcode 36485954. The international number is 617-597-5342. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from November 3, 2006 through November 18, 2006. Callers can access the replay by dialing 888-286-8010 or 617-801-6888 and entering conference ID number 64263492.

    At September 30, 2006, LTC had investments in 121 skilled nursing properties, 94 assisted living properties and two schools in 32 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.



                         LTC PROPERTIES, INC.
                  CONSOLIDATED STATEMENTS OF INCOME
     (Unaudited, amounts in thousands, except per share amounts)

                                  Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  ------------------ -----------------
                                   2006      2005     2006     2005
                                  --------  -------- -------- --------
Revenues:
  Rental income                   $13,152   $11,740  $38,536  $37,398
  Interest income from mortgage
   loans and notes receivable       3,613     3,879   11,935    9,791
  Interest income from REMIC
   Certificates                        --       797       --    3,480
  Interest and other income         1,366       550    4,317    3,713
                                  --------  -------- -------- --------
          Total revenues           18,131    16,966   54,788   54,382
                                  --------  -------- -------- --------

Expenses:
  Interest expense                  1,783     2,118    5,434    6,428
  Depreciation and amortization     3,521     3,275   10,388    9,351
  Legal expenses                       60        39      230      175
  Operating and other expenses      2,250     1,236    4,965    4,349
                                  --------  -------- -------- --------
          Total expenses            7,614     6,668   21,017   20,303
                                  --------  -------- -------- --------
Income before non-operating
 income and minority interest      10,517    10,298   33,771   34,079
Non-operating income                   --        --       --    6,217
Minority interest                     (85)      (85)    (257)    (257)
                                  --------  -------- -------- --------
Income from continuing operations  10,432    10,213   33,514   40,039
Discontinued operations:
  Income from discontinued
   operations                          59       887      769    2,669
  Gain (loss) on sale of assets,
   net                                619      (843)  32,557     (813)
                                  --------  -------- -------- --------
Net income from discontinued
 operations                           678        44   33,326    1,856
                                  --------  -------- -------- --------
Net income                         11,110    10,257   66,840   41,895
Preferred stock dividends          (4,301)   (4,330) (12,916) (13,018)
                                  --------  -------- -------- --------
Net income available to common
 stockholders                      $6,809    $5,927  $53,924  $28,877
                                  ========  ======== ======== ========

Net Income per Common Share from
 Continuing Operations net of
 Preferred Stock Dividends:
  Basic                             $0.26     $0.26    $0.88    $1.23
                                  ========  ======== ======== ========
  Diluted                           $0.26     $0.26    $0.88    $1.21
                                  ========  ======== ======== ========
Net Income per Common Share from
 Discontinued Operations:
  Basic                             $0.03        --    $1.43    $0.08
                                  ========  ======== ======== ========
  Diluted                           $0.03        --    $1.40    $0.08
                                  ========  ======== ======== ========
Net Income per Common Share
 Available to Common
 Stockholders:
  Basic                             $0.29     $0.26    $2.31    $1.31
                                  ========  ======== ======== ========
  Diluted                           $0.29     $0.26    $2.18    $1.28
                                  ========  ======== ======== ========

Basic weighted average shares
 outstanding                       23,319    22,951   23,316   22,024
                                  ========  ======== ======== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.




Reconciliation of Funds From Operations ("FFO")

FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.

The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (unaudited, in thousands, except per share amounts):

                              Three Months Ended   Nine Months Ended
                                 September 30,       September 30,
                              ------------------- --------------------
                                2006      2005     2006       2005
                              ---------- -------- -------- -----------

Net income available to
 common stockholders             $6,809   $5,927  $53,924  $28,877
Add: Real estate
 depreciation                     3,524    3,513   10,440   10,083
Add: Non-cash compensation
 charges                            250      150      754      397
Add: IRS settlement                 950       --      950       --
Less (gain)/add loss on sale
 of assets, net                    (619)     843  (32,557)     813
                              ---------- -------- -------- --------
FFO available to common
 stockholders                   $10,914  $10,433  $33,511  $40,170
                              ========== ======== ======== ========

Less: IRS settlement               (950)      --     (950)      --
Less: Non-cash compensation
 charges                           (250)    (150)    (754)    (397)
                              ---------- -------- -------- --------
FFO including IRS settlement
 and non-cash compensation
 charges                         $9,714  $10,283  $31,807  $39,773
                              ========== ======== ======== ========

Basic FFO available to
 common stockholders per
 share                            $0.47    $0.45    $1.44    $1.82
                              ========== ======== ======== ========
Diluted FFO available to
 common stockholders per
 share                            $0.46    $0.44    $1.40    $1.73 (1)
                              ========== ======== ======== ========

Basic FFO including IRS
 settlement and non-cash
 compensation charges per
 share                            $0.42    $0.45    $1.36    $1.81
                              ========== ======== ======== ========
Diluted FFO including IRS
 settlement and non-cash
 compensation charges per
 share                            $0.41    $0.44    $1.34    $1.72 (1)
                              ========== ======== ======== ========

(1) Includes $0.47 of diluted FFO resulting from $11.7 million additional net income from past due rents and interest income, expense reimbursement, and income from realization value on a note receivable net of $2.3 million of advisory expenses and bonus accrual. Excluding the one time effects of these items, diluted FFO available to common stockholders per share for the nine months ended September 30, 2005 would have been $1.26 and diluted FFO including non-cash compensation charges per share would have been $1.25.




                         LTC PROPERTIES, INC.
                     CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)

                                            September 30, December 31,
                                                2006          2005
                                            ------------- ------------
ASSETS                                       (unaudited)
Real Estate Investments:
  Buildings and improvements, net of
   accumulated depreciation and
   amortization: 2006 -- $98,672; 2005 --
   $88,652                                      $351,740     $342,664
  Land                                            35,048       32,956
  Properties held for sale, net of
   accumulated depreciation and
   Amortization: 2006 -- $0; 2005 -- $7,119           --       29,332
  Mortgage loans receivable, net of
   allowance for doubtful accounts: 2006 --
   $1,280; 2005 -- $1,280                        118,243      148,052
                                            ------------- ------------
     Real estate investments, net                505,031      553,004
Other Assets:
  Cash and cash equivalents                       45,954        3,569
  Debt issue costs, net                              749        1,268
  Interest receivable                              3,048        3,436
  Prepaid expenses and other assets                6,424        5,130
  Notes receivable                                 7,570        8,931
  Marketable securities                           11,637        9,933
                                            ------------- ------------
     Total Assets                               $580,413     $585,271
                                            ============= ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                      $--      $16,000
Mortgage loans payable                            57,860       58,891
Bonds payable and capital lease obligations        5,545        5,935
Senior mortgage participation payable              2,409       11,535
Accrued interest                                     426          524
Accrued expenses and other liabilities             5,954        8,427
Liabilities related to properties held for
 sale                                                 --        3,852
Distributions payable                              3,483       11,890
                                            ------------- ------------
     Total Liabilities                            75,677      117,054

Minority interest                                  3,518        3,524
Stockholders' equity:
Preferred stock $0.01 par value; 15,000
 shares authorized; shares issued and
 outstanding: 2006 -- 8,946; 2005 -- 8,993       212,161      213,317
Common stock: $0.01 par value; 45,000 shares
 authorized; shares issued and outstanding:
 2006 -- 23,330; 2005 -- 23,276                      233          233
Capital in excess of par value                   328,914      331,415
Cumulative net income                            430,885      364,045
Other                                              2,119         (941)
Cumulative distributions                        (473,094)    (443,376)
                                            ------------- ------------
     Total Stockholders' Equity                  501,218      464,693
                                            ------------- ------------
     Total Liabilities and Stockholders'
      Equity                                    $580,413     $585,271
                                            ============= ============

    CONTACT: Andre C. Dimitriadis, Chairman & CEO
             Wendy L. Simpson, President, COO & CFO
             805-981-8655